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                                                                    EXHIBIT 23.6

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Tricom, S.A.

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus. Our report indicates that the Company changed its method of accounting for organization costs effective January 1, 1999.

                                          /s/ KPMG

Santo Domingo, Dominican Republic
June 21, 2000